                                                                    EXHIBIT 4.1

                     [LOGO OF SUMMIT DESIGNS APPEARS HERE]


THIS CERTIFIES THAT



is the record holder of


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE
                              $0.01 PER SHARE, OF
                              SUMMIT DESIGN, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


                         AUTHORIZED SIGNATURE


               /s/ C. Albert Koob                    /s/ Larry J. Gerhard

               CHIEF FINANCIAL OFFICER                    PRESIDENT AND
                    AND SECRETARY                    CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     THE FIRST NATIONAL BANK OF BOSTON
                    TRANSFER AGENT AND REGISTRAR

BY     /s/

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Copporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM -as tenants in common                          UNIF GIFT MIN ACT.............Custodian................
TEN ENT -as tenants by the entireties                                      (cust)                  (Minor)
JT Ten  -as joint tenants with right of                               under Uniform Gifts to Minors
         survivorship and not as tenants                              Act.....................................
         in common                                                                     (state)
                                                       UNIF TRF MIN ACT.........Custodian(until age..........)
                                                                         (cust)
                                                                       ................under Uniform Transfers
                                                                            (Minor)
                                                                       to Minors act..........................
                                                                                           (State)

     Additional abbreviations may also be used through not in above list.

     FOR VALUE RECEIVED,_________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock reprensented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

                                        X ______________________________________


                                        X ______________________________________
                                          THE SIGNATURE(S) TO THIS ASSIGNMENT
                            NOTICE:       MUST CORRESPOND WITH THE NAMES(S)
                                          AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMNT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By__________________________________________________
THE SIGNATURE(S) SHOULD BE QUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT
TO S.E.C. RULE 17AD-15.


____________________________________________
AMERICAN BANK NOTE COMPANY  JUNE 24, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807
(310) 989-2333
(FAX) (310) 426-7450         NEW
____________________________________________